                       SALOMON BROTHERS
                     VARIABLE CAPITAL FUND


                          PROSPECTUS





                        APRIL 30, 1999


           [SALOMON BROTHERS ASSET MANAGEMENT LOGO]


    The fund's investment manager is Salomon Brothers Asset Management Inc, a subsidiary of Citigroup Inc.


   Shares of the fund are offered to insurance company separate accounts which fund certain variable annuity and variable life insurance contracts and to qualified retirement and pension plans. This prospectus should be read together with the prospectus for those contracts.


 The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.







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--------------------------------------------------------------------------------
 CONTENTS

Salomon Variable Series Funds Inc. consists of 7 separate investment funds, each with its own investment objective and policies. Each fund offers different levels of potential return and involves different levels of risk.

                               Fund goals, strategies and risks:

                               Capital Fund................................................    4

                               More on the fund's investments..............................    6

                               Management..................................................    9

                               Share transactions..........................................   10

                               Dividends, distributions and taxes..........................   11

                               Financial highlights........................................   12

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                     THINGS YOU SHOULD KNOW BEFORE INVESTING

                            ABOUT MUTUAL FUND RISKS

An investment in any of the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency.



                 Salomon Brothers Variable Series Funds Inc - 3




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 FUND GOALS, STRATEGIES AND RISKS

 INVESTMENT              The fund seeks capital appreciation through investment in
 OBJECTIVE               securities which the manager believes have above-average
                         capital appreciation potential.
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 KEY INVESTMENTS         The fund invests primarily in equity securities of U.S.
                         companies. These companies may range in size from
                         established large capitalization (over $5 billion in market capitalization) companies to small capitalization (less than
                         $1 billion in market capitalization) companies at the
                         beginning of their life cycles.
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 HOW THE                 The manager emphasizes individual security selection while
 MANAGER                 diversifying the fund's investments across industries, which
 SELECTS THE             may help to reduce risk. The manager seeks to identify those
 FUND'S                  companies which offer the greatest potential for capital
 INVESTMENTS             appreciation through careful fundamental analysis of each
                         company and its financial characteristics. The manager
                         evaluates companies of all sizes.
                         In selecting individual companies for investment, the
                         manager looks for the following:
                         Share prices which appear to undervalue the company's assets or do not adequately reflect factors such as favorable
                         industry trends, lack of investor recognition or the
                         short-term nature of earnings declines.
                         Special situations such as existing or possible changes in management, corporate policies, capitalization or regulatory environment which may boost earnings or the market price of the company's shares.
                         Growth potential due to technological advances, new products or services, new methods of marketing or production, changes in demand or other significant new developments which may
                         enhance future earnings.
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 PRINCIPAL RISKS         Equity investments may involve added risks. Investors could
 OF INVESTING IN         lose money on their investment in the fund, or the fund may
 THE FUND                not perform as well as other investments, if any of the
                         following occurs:

                         The U.S. stock market declines.
 Investing in            An adverse event, such as negative press reports about a
 small                   company in the fund's portfolio, depresses the value of the
 capitalization          company's stock.
 companies               The manager's judgment about the attractiveness, relative
 involves a              value or potential appreciation of a particular sector or
 substantial risk        security proves to be incorrect.
 of loss.                Greater volatility of share price because of the fund's
                         ability to invest in small cap companies. Compared to large cap companies, small cap companies and the market for their equity securities are more likely to:
                         Be more sensitive to changes in earnings results and
                         investor expectations
                               Have more limited product lines, capital resources and
                               management depth
                               Experience sharper swings in market values
                               Be harder to sell at the times and prices the manager
                               believes appropriate
                               Offer greater potential for gain and loss
                         The fund is not diversified, which means that it can invest a higher percentage of its assets in any one issuer than a diversified fund. Being non-diversified may magnify the
                         fund's losses from adverse events affecting a particular
                         issuer.

                 Salomon Brothers Variable Series Funds Inc - 4

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 TOTAL RETURN AND        Because the fund commenced operations in 1998, the fund does
 PERFORMANCE             not have a sufficient operating history to depict its
                         performance in the graphic and table form.
                         The fund's total return will vary from year to year, and its performance will vary compared with that of unmanaged U.S.
                         stock indices. Although variations in the fund's performance are an indication of the risks of investing in the fund,
                         past performance does not necessarily indicate how the fund will perform in the future.
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

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 SHAREHOLDER FEES (PAID DIRECTLY FROM YOUR INVESTMENT)
 Maximum sales charge on purchases                              None
 Maximum deferred sales charge on redemptions                   None

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 ANNUAL FUND OPERATING EXPENSES (PAID BY THE FUND AS
 A % OF NET ASSETS)
            Management fees                                    0.85%

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            Distribution and service (12b-1) fees               None

            Other expenses                                     2.41%

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            Total annual fund operating expenses               3.26%


FEES AND EXPENSES

This table sets forth the fees and expenses you will pay if you invest in shares of the fund. Because the manager waived all of its management fee and reimbursed the fund for certain expenses during the period ended December 31, 1998, actual total operatingexpenses for the fund were:
  1.00%
The manager may discontinue this waiver at any time.

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 NUMBER OF YEARS YOU OWN YOUR SHARES                 1 YEAR   3 YEARS   5 YEARS   10 YEARS
 Your costs would be                                  $329    $1,004    $1,702      $3,558

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower.

 The example assumes:   You invest $10,000 for the period shown
                         You reinvest all distributions and dividends without a sales charge
                         The fund's operating expenses remain the same
                         Your investment has a 5% return each year
                         Redemption of your shares at the end of the period


                 Salomon Brothers Variable Series Funds Inc - 5




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MORE ON THE FUND'S INVESTMENTS

ADDITIONAL INVESTMENTS AND INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------

 The fund's investment objective and its principal investment strategies and risks are described under 'Fund Goals and Strategies.'

 This section provides additional information about the fund's investments and certain portfolio management techniques the fund may use. More information about the fund's investments and portfolio management techniques, some of which entail risks, is included in the statement of additional information (SAI).

 CAPITAL FUND

 The fund may invest in investment grade fixed-income securities and may invest up to 20% of its net assets in non-convertible debt securities rated below investment grade or, if unrated, of equivalent quality as determined by the manager. The fund may invest without limit in convertible debt securities.
 The fund emphasizes those convertible debt securities that offer the appreciation potential of common stocks. The fund may also invest up to 20% of its assets in securities of foreign issuers.

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
 EQUITY INVESTMENTS        The fund may invest in all types of equity
                           securities. Equity securities include common stocks
                           traded on an exchange or in the over the counter
                           market, preferred stocks, warrants, rights,
                           convertible securities, depositary receipts, trust
                           certificates, limited partnership interests, shares
                           of other investment companies and real estate
                           investment trusts.
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 FIXED INCOME INVESTMENTS  Although the fund invests primarily in equity securities, the fund may from time to time invest in
                           fixed income securities. Fixed income investments
                           include bonds, notes (including structured notes),
                           asset-backed securities, convertible securities.

                           Fixed income securities may have all types of
                           interest rate payment and reset terms, including
                           fixed rate, adjustable rate, zero coupon, contingent,
                           deferred, payment in kind and auction rate features.
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 CREDIT QUALITY            If a security receives different ratings, the fund
                           will treat the securities as being rated in the
                           highest rating category. Credit rating criteria are
                           applied at the time the fund purchases a fixed income
                           security. The fund may choose not to sell securities
                           that are downgraded after their purchase below the
                           fund's minimum acceptable credit rating. The fund's
                           credit standards also apply to counterparties to OTC
                           derivatives contracts.

                 Salomon Brothers Variable Series Funds Inc - 6




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
                           INVESTMENT GRADE SECURITIES

                           Securities are investment grade if:

                            They are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization.
                            They have received a comparable short-term or other rating.
                            They are unrated securities that the manager believes are of comparable quality to investment grade securities.
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 HIGH YIELD, LOWER QUALITY SECURITIES
                           Although it is not a principal investment, the fund may invest in fixed income securities that are high yield, lower quality securities rated by a rating organization below its top four long-term rating categories or unrated securities determined by the manager to be of equivalent quality. The issuers of lower quality bonds may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of lower quality securities are volatile and may go down due to market perceptions of deteriorating issuer creditworthiness or economic conditions. Lower quality securities may become illiquid and hard to value in down markets.
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 FOREIGN INVESTMENTS
                           The fund may invest in foreign securities. Investing in foreign issuers may involve unique risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to larger more developed countries. These risks may include:

                           Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices.

                           Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the manager may not be able to sell the fund's portfolio securities in amounts and at prices the manager considers reasonable.

                           The U.S. dollar may appreciate against non-U.S.
                           currencies or a foreign government may impose restrictions on currency conversion or trading.

                           The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession.

                           Economic, political and social developments may adversely affect the securities markets.

                           Foreign governmental obligations involve the risk of debt moratorium, repudiation or renegotiation and the fund may be unable to enforce its rights against the issuers.


                 Salomon Brothers Variable Series Funds Inc - 7




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
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 DERIVATIVES AND HEDGING TECHNIQUES
                           The fund may, but need not, use derivative contracts, such as futures and options on securities, securities indices or currencies; options on these futures;
                           forward currency contracts; and interest rate or currency swaps. The fund does not use derivatives as a primary investment technique and generally limit their use to hedging. However, the fund may use derivatives for a variety of purposes, including:

                           To hedge against the economic impact of adverse changes in the market value of its securities, due to changes in stock market prices, currency exchange rates or interest rates

                           As a substitute for buying or selling securities

                           To increase the fund's total return as a non-hedging strategy that may be considered speculative

                           A derivative contract will obligate or entitle the fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on the fund's market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when market prices, currency rates or interest rates are changing. The fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund's holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed-income securities.
                           Derivatives can also make the fund less liquid and harder to value, especially in declining markets.
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 TEMPORARY DEFENSIVE
 INVESTING
                           The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.
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 PORTFOLIO TURNOVER
                           The fund may engage in active and frequent trading to achieve its principal investment strategies. Frequent trading also increases transaction costs, which could detract from the fund's performance.


                 Salomon Brothers Variable Series Funds Inc - 8




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 MANAGEMENT
Salomon Brothers Asset Management Inc. is the investment manager for the fund. Together with its affiliates, the manager provides a broad range of fixed income and equity investment advisory services to various individuals located throughout the world. The manager's principal address is 7 World Trade Center, New York, New York 10048. It is a wholly-owned subsidiary of Citigroup, Inc. Citigroup businesses produce a broad range of financial services -- asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading -- and use diverse channels to make them available to consumer and corporate customers around the world.

Ross Margolies and Robert M. Donahue, Jr. are primarily responsible for the day to day operation of the fund. Mr. Margolies is a Managing Director of the manager. Mr. Donahue has been a Vice President and Equity Analyst of the manager since February 1997. Prior to that time he was an analyst at Gabelli & Company.
--------------------------------------------------------------------------------

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
                       MANAGEMENT
                       FEE*

   Capital Fund        0.85%

* Actual management fee may be less than contractual rate due to expense limitations.

MANAGEMENT FEES

As of January 31, 1999, SBAM and its affiliates managed approximately $21 billion of assets.

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CFBDS, Inc. a registered broker-dealer, serves as the fund's  DISTRIBUTOR distributor.

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SSB Citi Fund Management LLC ('SSBCiti'), an affiliate of     ADMINISTRATOR
the manager, serves as administrator for the fund. For its
services as administrator, the fund pays SSBCiti a fee at an annual rate of 0.05% of the fund's average daily net assets.
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Information technology experts are concerned about computer   YEAR 2000 ISSUE
systems' ability to process date-related information on and
after January 1, 2000. This situation, commonly known as the
'Year 2000' issue, could have an adverse impact on the
funds. The cost of addressing the Year 2000 issue, if
substantial, could adversely affect companies and
governments that issue securities held by the funds. Issuers of municipal securities and issuers located outside of the
U.S. may be more susceptible to the risks associated with
the Year 2000 issue. The manager, administrator and
distributor are addressing the Year 2000 issue for their
systems. The fund has been informed by its other service
providers that they are taking similar measures. Although
the fund does not expect the Year 2000 issue to adversely
affect it, the fund cannot guarantee that the efforts of the fund (limited to requesting and receiving reports from its
service providers) or its service providers to correct the
problem will be successful.

                 Salomon Brothers Variable Series Funds Inc - 9




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 SHARE TRANSACTIONS

 AVAILABILITY OF THE     The fund may sell its shares directly to separate accounts
 FUND                    established and maintained by insurance companies for the
 Individuals may not     purpose of funding variable annuity and variable life
 purchase shares         insurance contracts and to certain qualified pension and
 directly from the       retirement plans. Shares of the fund are sold at net asset funds. You should read  value.
 the prospectus for      The interests of different variable insurance products and
 your insurance          qualified plans investing in the fund could conflict due to
 company's variable      differences of tax treatment and other considerations. The
 contract to learn how   fund currently does not foresee any disadvantages to
 to purchase a variable  investors arising from the fact that the fund may offer its
 contract based on the   shares to different insurance company separate accounts that
 fund.                   serve as the investment medium for its variable annuity and variable life products and to qualified plans. Nevertheless, the board of directors intends to monitor events to identify any material irreconcilable conflicts which may arise, and to determine what action, if any, should be taken in
                         response to these conflicts. If a conflict were to occur,
                         one or more insurance companies' separate accounts or
                         qualified plans might be required to withdraw their
                         investments in the fund and shares of another fund may be
                         substituted.
                         In addition, the sale of shares may be suspended or
                         terminated if required by law or regulatory authority or is in the best interests of the fund's shareholders. The fund reserves the right to reject any specific purchase order.
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 REDEMPTION OF SHARES    Redemption requests may be placed by separate accounts of
                         participating insurance companies and by qualified plans.
                         The redemption price of the shares of the fund will be the net asset value next determined after receipt by the fund of a redemption request in good order. The value of redeemed
                         shares may be more or less than the price paid for the
                         shares. Sales proceeds will normally be forwarded by bank
                         wire to the selling insurance company or qualified plan on the next business day after receipt of a redemption request in good order but in no event later than 7 days following
                         receipt of instructions. The fund may suspend sales or
                         postpone payment dates during any period in which any of the following conditions exist:
                         the New York Stock Exchange is closed;
                         trading on the New York Stock Exchange is restricted;
                         an emergency exists as a result of which disposal by the
                         fund of securities is not reasonably practicable or it is
                         not reasonably practicable for the fund to fairly determine the value of its net assets; or
                         as permitted by SEC order in extraordinary circumstances.

                Salomon Brothers Variable Series Funds Inc - 10

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 SHARE PRICE             The fund's net asset value is the value of its assets minus its liabilities. The fund calculates its net asset value
                         every day the New York Stock Exchange is open. The fund
                         calculates its net asset value when regular trading closes on the Exchange (normally 4:00 p.m., Eastern time).

                         The fund generally values its securities based on market
                         prices or quotations. The fund's currency conversions are
                         done when the London stock exchange closes, which is 12 noon eastern time. When market prices are not available, or when the manager believes they are unreliable or that the value of a security has been materially affected by events
                         occurring after a foreign exchange closes, the fund may
                         price those securities at fair value. Fair value is
                         determined in accordance with procedures approved by the
                         fund's board of directors. A fund that uses fair value to
                         price securities may value those securities higher or lower than another fund that uses market quotations to price the same securities. International markets may be open on days when U.S. markets are closed and the value of foreign
                         securities owned by the fund could change on days when an
                         insurance company separate account or a qualified plan
                         cannot buy or redeem shares.

                         In order to buy, redeem or exchange shares at that day's
                         price, an insurance company separate account or a qualified plan must place its order with
                         the transfer agent before the New York Stock Exchange
                         closes. If the New York Stock Exchange closes early, the
                         order must be placed prior to the actual closing time.
                         Otherwise, the investor will receive the next business day's price.

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   DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND  DISTRIBUTIONS

Annual distributions of income and capital gain are made at the end of the year in which the income or gain is realized, or the beginning of the next year.

The fund intends to qualify and be taxed as a 'regulated investment company' under Subchapter M of the Internal Revenue Code of 1986 (the 'Code'), as amended. In order to qualify to be taxed as a regulated investment company, the fund must meet certain income and diversification tests and distribution requirements. As a regulated investment company meeting these requirements, the fund will not be subject to federal income tax on its net investment income and net capital gains that it distributes to its shareholders. All income and capital gain distributions are automatically reinvested in additional shares of the fund at net asset value and are includable in gross income of the separate accounts holding such shares. See the accompanying contract prospectus for information regarding the federal income tax treatment of distributions to the separate accounts and to holders of the contracts.

The fund intends to pay out all of its net investment income and net realized capital gains for each year. The fund normally pays dividends and distribute capital gain, if any, annually.

                Salomon Brothers Variable Series Funds Inc - 11





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 FINANCIAL HIGHLIGHTS

 The financial highlights tables are intended to help you understand the performance of a share for the past 5 years (or since inception if less than 5 years). Certain information reflects financial results for a single share. The information in the following tables was audited by PricewaterhouseCoopers LLP, independent auditors, whose report, along with the fund's financial statements, are included in the annual report (available upon request).

 For a share of capital stock outstanding throughout each period ended December 31:

                                                              CAPITAL
                                                               FUND
-------------------------------------------------------------------------
                                                              1998(1)
-------------------------------------------------------------------------
 NET ASSET VALUE, BEGINNING OF PERIOD                         $10.00
                                                              ------
 INCOME FROM OPERATIONS:
     Net investment income (2)                                  0.09
     Net realized and unrealized gain                           1.72
                                                              ------
     Total Income From Operations                               1.81
                                                              ------
 LESS DISTRIBUTIONS FROM:
     Net investment income                                     (0.09)
     Net realized gains                                        (0.15)
                                                              ------
     Total Distributions                                       (0.24)
                                                              ------
 NET ASSET VALUE, END OF PERIOD                               $11.57
                                                              ------
                                                              ------
 TOTAL RETURN'DD'                                              18.12%
 NET ASSETS, END OF PERIOD (000S)                             $4,290
 RATIOS TO AVERAGE NET ASSETS (2)'D':
     Expenses                                                   1.00%
     Net investment income                                      1.35%
 PORTFOLIO TURNOVER RATE                                         116%

        ---------------------------------------------------------------

 (1) Capital Fund commenced operations on February 17, 1998.
 (2) SBAM has waived all of its management fees for the period ended
     December 31, 1998 and reimbursed expenses of $33,776 for Capital Fund. If such fees were not waived or expenses reimbursed, the per share decrease in net investment income and the actual annualized expense ratio would have been $0.15 and 3.26% for the Capital Fund, respectively.
'DD' Total return is not annualized as it may not be representative of the total return for the year.
 'D' Annualized.

                Salomon Brothers Variable Series Funds Inc - 12

SALOMON BROTHERS VARIABLE SERIES FUNDS INC

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                                  Capital Fund
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                     ADDITIONAL INFORMATION ABOUT THE FUNDS

SHAREHOLDER REPORTS. Annual and semiannual reports to shareholders provide additional information about the funds' investments. These reports discuss the market conditions and investment strategies that significantly affected the fund's performance during its last fiscal year.

STATEMENT OF ADDITIONAL INFORMATION. The statement of additional information provides more detailed information about each fund. It is incorporated by reference into (is legally a part of) this prospectus.

HOW TO OBTAIN ADDITIONAL INFORMATION.

You can make inquiries about the fund or obtain shareholder reports or the statement of additional information (without charge) by contacting the transfer agent at 1-800-446-1013, by calling Salomon Brothers Asset Management or writing the funds at 7 World Trade Center, 38th Floor, New York, NY 10013.

You can also review the fund's shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. You can get copies of these materials for a fee by writing to the Public Reference Section of the Commission, Washington, D.C. 20549-6009. Information about the public reference room may be obtained by calling 1-800-SEC-0330. You can get the same reports and information free from the Commission's Internet web site -- http://www.sec.gov

If someone makes a statement about the fund that is not in this prospectus, you should not rely upon that information. Neither the fund nor the distributor is offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

(Investment Company Act file no. 811-08443)


                        STATEMENT OF DIFFERENCES

The dagger symbol shall be expressed as.....................................'D'
The double dagger symbol shall be expressed as.............................'DD'